UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): AUGUST 30, 2004
                                                          _______________


                                  GENEMAX CORP.
                                  _____________
               (Exact name of registrant as specified in charter)



        NEVADA                             0-27239              88-0277072
________________________________________________________________________________
(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)


  1681 CHESTNUT STREET, SUITE 400, VANCOUVER, BRITISH COLUMBIA, CANADA V6J 4M6
  ____________________________________________________________________________
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (604) 331-0400
                                                           ______________

                                 NOT APPLICABLE.
                                 _______________
         (Former name or former address, if changed since last report.)


Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02         APPOINTMENT OF NEW OFFICER

         Effective August 30, 2004, GeneMax Corp. (the "Corporation") appointed Konstantine Sarafis the Chief Operating Officer of the Corporation.

         Mr. Sarafis has experience in building, operating and mentoring biotechnology companies. Since 2002, Mr. Sarafis has been a full-time consultant to emerging biotechnology companies and academic institutions wishing to commercialize new technologies. Prior to his work as a consultant, Mr. Sarafis was the Chief Executive Officer, President and cofounder of Interomex Biopharmaceuticals Inc., where he was involved in arranging venture capital financing and operating all aspects of the business. Prior to entering the biotechnology sector, Mr. Sarafis was a researcher at the University of British Columbia ("UBC") in the Division of Medical Microbiology. Mr. Sarafis has experience in managing intellectual property, licensing, finance, and marketing. Mr. Sarafis studied genetics at The University of British Columbia and biology at the University of Guelph in their undergraduate programs.

         The Corporation also entered into a Consulting and Non-Competition Agreement with Mr. Sarafis, pursuant to which Mr. Sarafis will earn a daily fee of $1000 (Canadian). Further, Mr. Sarafis was granted options to purchase
100,000 shares of the Corporation's common stock at an exercise price of $0.50 per share.

         A copy of the press release announcing Mr. Sarafis' appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01         EXHIBITS

DESIGNATION       DESCRIPTION
___________       ___________
99.1              Press Release dated August 30, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GENEMAX CORP.



Date:  September 1, 2004                  By: /s/ RONALD HANDFORD
                                              _________________________________
                                              Ronald Handford, Chief Executive
                                              Officer